NUVEEN NWQ FLEXIBLE INCOME FUND

SUPPLEMENT DATED OCTOBER 24, 2013

TO THE PROSPECTUS DATED JANUARY 31, 2013

1.	The following paragraph is added after the third paragraph of the section “Fund Summary—Nuveen NWQ Flexible Income Fund—Principal Investment Strategies”:

The Fund’s investments may include debt securities, preferred units and common units issued by master limited partnerships (“MLPs”), provided that the Fund may not invest more than 10% of its net assets in common units of MLPs.

2.	The following risk factor is added to the section “Fund Summary—Nuveen NWQ Flexible Income Fund—Principal Risks”:

Master Limited Partnership Risk—Investments in common units of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote. An investment in an MLP also exposes the Fund to certain tax risks associated with investing in partnerships. MLPs may have limited financial resources, their securities may be relatively illiquid, and they may be subject to more erratic price movements because of the underlying assets they hold.

3.	The following subsection is added to the section “How We Manage Your Money—More About Our Investment Strategies”:

Master Limited Partnerships

A master limited partnership (MLP) is an entity, most commonly a limited partnership, that is taxed as a partnership, publicly traded and listed on a national securities exchange. Holders of common units of MLPs typically have limited control and limited voting rights as compared to holders of a corporation’s common shares. Preferred units issued by MLPs are not typically listed or traded on an exchange. Holders of preferred units can be entitled to a wide range of voting and other rights. Debt securities of MLPs are similar to debt securities of other companies. Such securities may be rated or unrated, may be above or below investment-grade quality, and may carry fixed or floating interest rates. MLPs are limited by the Internal Revenue Code to only apply to enterprises that engage in certain businesses, mostly pertaining to the use of natural resources, such as petroleum and natural gas extraction and transportation. Some real estate enterprises may also qualify as MLPs.

4.	The following risk factor is added to the section “How We Manage Your Money—What the Risks Are—Principal Risks”:

MLP risk: An investment in units of an MLP involves certain risks which differ from an investment in the securities of a corporation. Holders of MLP common units have the rights typically afforded to limited partners in limited partnerships. Accordingly, holders of common units will have limited control and limited voting rights on matters affecting the partnership. Holders of common units may also be subject to potential conflicts of interest with the MLP’s general partner, including those arising from incentive distribution payments.

In addition, there are certain tax risks associated with investments in MLPs. The benefit derived from an investment in an MLP is largely dependent on the MLP being treated as a partnership for federal income tax purposes. A change to current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for federal income tax purposes. If an MLP were treated as a corporation, the MLP would be required to pay federal income tax on its taxable income. This would reduce the amount of cash available for distribution by the MLP, which could result in a reduction of the value of the Fund’s investment in the MLP and lower income to the Fund. Additionally, since MLPs generally conduct business in multiple states, the Fund may be subject to income or franchise tax in each of the states in which the partnership does business. The additional cost of preparing and filing the tax returns and paying the related taxes may adversely impact the Fund’s return on its investment in MLPs.

Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions, and MLPs may have limited financial resources. Common units of MLPs may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than common shares of larger or more broadly-based companies. The Fund’s investment in MLPs also subjects the Fund to the risks associated with the specific industry or industries in which the MLPs invest. MLPs are generally considered interest-rate sensitive investments, and during periods of interest rate volatility, may not provide attractive returns.

PLEASE KEEP THIS WITH YOUR

FUND’S PROSPECTUS

FOR FUTURE REFERENCE

MGN-NFIP-1013P

NUVEEN NWQ FLEXIBLE INCOME FUND

SUPPLEMENT DATED OCTOBER 24, 2013

TO THE STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 31, 2013

1.	The following disclosure is added to the section “Tax Matters”:

Investment in Master Limited Partnerships (MLPs)

The MLPs in which the Fund intends to invest are often treated as partnerships for U.S. federal income tax purposes. As a partner in the MLPs, the Fund will be required to report its allocable share of MLP income, gain, loss, deduction and expense, whether or not any cash is distributed from the MLPs.

The Fund intends to invest in energy MLPs, so the Fund anticipates that the majority of the Fund’s items of income, gain, loss, deduction and expense will be related to energy ventures. However, some items are likely to relate to the temporary investment of the Fund’s capital, which may be unrelated to energy ventures.

In general, for certain periods in the investment life cycle, energy ventures historically have generated taxable income in amounts less than the amount of cash distributions that they have produced. The Fund anticipates that it will not incur U.S. federal income tax on a significant portion of its cash flow received, particularly after taking into account the Fund’s current operating expenses. However, the Fund’s particular investments may not perform consistently with historical patterns in the industry, and additional tax may be incurred by the Fund.

The returns of capital in the early years of investment in MLPs may significantly increase the gain recognized on later disposition of the interest in the MLPs.

2.	The following paragraph is added after the first paragraph of the section “Tax Matters—Taxation of Capital Gains and Losses”:

Some portion of your capital gains dividends might be attributable to the Fund’s interest in a master limited partnership which may be subject to a maximum marginal stated federal income tax rate of 28%, rather than the rates set forth above. In addition, capital gains received from assets held for more than one year that are considered “unrecaptured section 1250 gain” (which may be the case, for example, with some capital gains attributable to equity interests in real estate investment trusts that constitute interests in entities treated as real estate investment trusts for federal tax purposes) are taxed at a maximum rate of 25%. In the case of capital gains dividends, the determination of which portion of the capital gains dividends, if any, is subject to the 28% tax rate or the 25% tax rate, will be made based on the rules prescribed by the United States Treasury. Capital gains may also be subject to the “Medicare tax” described above.

PLEASE KEEP THIS WITH YOUR

FUND’S STATEMENT OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE

MGN-NFISAI-1013P